SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OFTHE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 14, 2019

MMEX RESOURCES CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	333-152608	26-1749145
(State of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3616 Far West Blvd., #117-321

Austin, Texas 78731

(Address of principal executive offices)

Registrant's telephone number, including area code: (855) 880-0400

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the reporting obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 of the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) Exchange Act

Item 7.01 Regulation FD Disclosure

On February 14, 2019, we posted on our corporate website, www.mmexresources.com, a power point presentation updating shareholders on developments regarding our proposed refinery project. The presentation includes financial projections which we have not previously disclosed publicly. Such projections have been prepared by our management and should not be relied upon to indicate the actual results (financial or otherwise) that will be attained by the Company. Such projections are, in their entirety, forward-looking statements and involve substantial risks and uncertainties that may cause actual results to differ materially from those indicated therein. For a discussion of important factors that could cause actual results to differ from such forward-looking statements, please see our filings made under the Securities Exchange Act of 1934, as amended.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MMEX Resources Corporation

Date: February 14, 2019	By:	/s/ Jack W. Hanks
Jack W. Hanks
President and Chief Executive Officer

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